united states

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2021

METROMILE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39484	84-4916134
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

425 Market Street #700
San Francisco, CA	94105
(Address of principal executive offices)	(Zip Code)

(888) 242-5204

(Registrant’s telephone number,
including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MILE	The Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	MILEW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On February 11, 2021, Metromile, Inc., a Delaware corporation (the “Company”) (f/k/a INSU Acquisition Corp. II), filed a Current Report on Form 8-K and Amendment No. 1 on Form 8-K/A (together, the “Original Report”) to report, among other events, the Closing and related matters under Items 1.01, 2.01, 3.02, 3.03, 4.01, 5.01, 5.03, 5.05, 5.06 and 9.01 of Form 8-K.

This Amendment No. 2 on Form 8-K/A is being filed in order to (i) amend the financial statements provided under Item 9.01(a) in the Original Report to include the audited consolidated financial statements of Legacy Metromile as of December 31, 2020 and 2019 and for the years ended December 31, 2020 and 2019, (ii) include the related Management’s Discussion and Analysis of Financial Condition and Results of Operations for Legacy Metromile for the year ended December 31, 2020, and (iii) include the unaudited pro forma condensed combined balance sheet of the Company as of December 31, 2020 and the unaudited pro forma condensed combined statement of operations of the Company for the year ended December 31, 2020.

This Amendment No. 2 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Original Report. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Form 8-K/A. Capitalized terms used but not defined herein have the meanings given to such terms in the Original Report.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired

The audited consolidated financial statements of Legacy Metromile as of December 31, 2020 are filed as Exhibit 99.1 to this Amendment No. 2 and incorporated herein by reference.

Legacy Metromile’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the year ended December 31, 2020 is filed as Exhibit 99.2 to this Amendment No. 2 and incorporated herein by reference.

(b)	Pro forma financial information

The unaudited pro forma condensed combined financial information of the Company for the year ended December 31, 2020 is set forth in Exhibit 99.3 to this Amendment No. 2 and is incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description
99.1	Audited Consolidated Financial Statements of Legacy Metromile as of December 31, 2020 and 2019 and for the years ended December 31, 2020 and 2019.
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations for Legacy Metromile for the years ended December 31, 2020 and 2019.
99.3	Unaudited pro forma condensed combined financial information of the Company as of and for the year ended December 31, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2021	METROMILE, INC.

	By:	/s/ Dan Preston
	Name:	Dan Preston
	Title:	Chief Executive Officer

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